Exhibit 99.1

SeaChange International

177 Huntington Ave

Ste 1703 PMB 73480

Boston, MA 02115

For Release

SeaChange Elevates Chris Klimmer to President to Accelerate Streaming & AdTech SaaS Growth Strategy

- Klimmer’s promotion to President from Chief Revenue Officer to enable the Company’s vision of becoming a leading AdTech provider for Linear TV, Streaming and Connected TVs via FAST channel technology

- Protecting and expanding core business with longstanding Tier 1 cable customers across the world will remain integral element of future growth strategy

Boston, MA – August 17, 2022 – SeaChange International, Inc. (NASDAQ: SEAC) (“SeaChange” or the “Company”), a leading provider of video delivery, advertising, streaming platforms, and emerging FAST (Free Ad-Supported Streaming TV services) development, announces the promotion of Chris Klimmer, the Company’s current Senior Vice President and Chief Revenue Officer, to the position of President, effective today, August 17, 2022.

During his tenure as Senior Vice President and Chief Revenue Officer of the Company, Mr. Klimmer has been one of the leading architects of SeaChange’s enhanced focus on SaaS revenue within the Streaming and FAST markets, capturing the tailwinds of the era of video consumption on Connected TVs. Under his leadership, the Company will focus on leveraging its software engineering team and developers to create new software solutions that maximize video revenues for operators and content owners alike. SeaChange’s core competency in driving advertising revenues for Linear TV, streaming, and Connected TV platforms is expected to attract new customers and partners given the Company’s momentum.

“SeaChange posted 33% year-over-year revenue growth in our fiscal first quarter 2023, and is methodically moving towards sustainable and profitable growth,” said SeaChange’s Chairman and Chief Executive Officer, Peter Aquino. “Most importantly, with Chris leading the way, SeaChange is accelerating our focus into higher growth segments of our industry. I am proud of our collective progress in innovating and creating new streaming experiences on FAST and Connected TV platforms that could lead to new intellectual property for SeaChange. Additionally, I am very excited to continue partnering with Chris, who combines strategic thinking with in-depth operational experience; and his industry expertise, international network, and understanding of the market landscape, have been integral in successfully putting SeaChange back on a growth trajectory.”

“I am incredibly proud and grateful to get the increased opportunity to lead SeaChange into this new chapter”, adds Mr. Klimmer. “With our world-class customer base, solidified financial performance, and state-of-the-art product portfolio, we have stepped up to support our customers with new and versatile video monetization strategies. I see significant opportunities for our Company based on our strategic direction and believe that we can create substantial value for our stockholders. This can be accomplished through a three dimensional growth strategy: (i) provide best in class customer support in our core business with our cable, telco, and satellite customers, (ii) build incremental recurring revenue streams through performance-based software solutions that drive ad revenues, and (iii) seek out strategic partnerships to accelerate growth. Execution of this vision is made possible by our pool of experienced business development, sales, and engineering talent across the Company. We are extremely well-equipped to dramatically expand our current market share in the growing global video streaming and advertising markets.”

Mr. Klimmer will be a Section 16 Executive Officer of SeaChange, as Mr. Aquino passes the President title to Mr. Klimmer in conjunction with Mr. Aquino’s additional responsibilities as Chairman of the Board, as well as remaining the Company’s Chief Executive Officer.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, as amended to date. Forward-looking statements can be identified by words such as “may,” “might,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “seeks,” “intends,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Examples of forward-looking statements include, among others, statements we make regarding the Company’s focus on leveraging its software engineering team and developers to create new software solutions that maximize video revenues for operators and content owners alike, the Company’s ability to attract new customers and partners, the Company’s accelerating our focus into higher growth segments of our industry, the Company’s new intellectual property growth, creation of substantial stockholder value, and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that could cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. Risks that could cause actual results to differ include, but are not limited to: the impact of COVID-19 on our business and the economies in which we operate; the impact of the ongoing conflict in Ukraine on our business; the continued spending by the Company’s customers on video solutions and services and expenses we may incur in fulfilling customer arrangements; the manner in which the multiscreen video and over-the-top markets develop; the Company’s ability to compete in the software marketplace; the loss of or reduction in demand, or the return of product, by one of the Company’s large customers or the failure of revenue acceptance criteria in a given fiscal quarter; the cancellation or deferral of purchases of the Company’s products; any decline in demand or average selling prices for our products and services; failure to achieve our financial forecasts due to inaccurate sales forecasts or other factors, including due to expenses we may incur in fulfilling customer arrangements; the impact of our cost-savings and restructuring programs; the Company’s ability to manage its growth; the risks associated with international operations; the ability of the Company to use its net operating losses; the impact of changes in the market on the value of our investments; changes in the regulatory environment; the ability of SeaChange to remain listed on Nasdaq; the success and timing of regulatory submissions; regulatory requirements or developments; and other risks that are described in further detail in the Company’s reports filed from time to time with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at http://www.sec.gov, including but not limited to, such information appearing under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K, subsequent quarterly reports and in other filings SeaChange makes with the SEC from time to time. Any forward-looking statements should be considered in light of those risk factors. The Company cautions readers that such forward-looking statements speak only as of the date they are made. The Company disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in Company expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.

About SeaChange International, Inc.

SeaChange International, Inc. (NASDAQ: SEAC) provides first-class video streaming, linear TV, and video advertising technology for operators, content owners, and broadcasters globally. The SeaChange technology enables operators, broadcasters, and content owners to cost-effectively launch and grow premium linear TV and direct-to-consumer streaming services to manage, curate, and monetize their content. SeaChange helps protect existing and develop new and incremental advertising revenues for traditional linear TV and streaming services with its unique advertising technology. SeaChange enjoys a rich heritage of nearly three decades of delivering premium video software solutions to its global customer base.

SeaChange Contact:

Matt Glover and Jeff Grampp, CFA

Gateway Group, Inc.

949-574-3860

SEAC@gatewayir.com